Execution Copy

pSivida Limited

Level 12 BGC Centre
28 The Esplanade
Perth, WA 6000
Australia

400 Pleasant Street
Watertown, MA 02472
United States of America

July 5, 2007

Citibank, N.A. - ADR Department
388 Greenwich Street, 14th Floor
New York, New York 10013

Re: Issuance of (i) Units Comprising ADSs and Warrants Exercisable for ADSs Registered under the Securities Act and (ii) Warrants Exercisable for Restricted ADSs Without Registration Under the Securities Act, but Subject to Registration Rights, of pSivida Limited

Ladies and Gentlemen:

Reference is made to (i) the Deposit Agreement, dated as of January 24, 2005 (the "**Deposit Agreement**"), by and among pSivida Limited, a company organized under the laws of the Commonwealth of Australia (the "**Company**"), Citibank, N.A., as Depositary (the "**Depositary**"), and all Holders and Beneficial Owners of American Depositary Shares ("**ADSs**") evidenced by American Depositary Receipts ("**ADRs**") issued thereunder, each ADS representing ten (10) ordinary shares, with no par value (the "**Shares**"), of the Company, (ii) the Subscription Agreements, dated as of June 29, 2007 (the "**Investors' Subscription Agreements**"), by and among the Company and the investors named therein (collectively, the "**Investors**"), pursuant to which the Company has agreed to sell and the Investors have agreed to purchase units (the "**Investors' Units**"), each Investor Unit comprising one (1) ADS (the "**Investors' ADSs**") and one (1) warrant to purchase 0.40 ADS (the "**Investors' Warrants**"), (iii) the Subscription Agreement (Pfizer), dated as of June 30, 2007 (the "**Pfizer Subscription**

Agreement" and, together with the Investors' Subscription Agreements, the "**Subscription Agreements**"), by and between the Company and Pfizer Inc. ("**Pfizer**"), pursuant to which the Company has agreed to sell and Pfizer has agreed to purchase units (the "**Pfizer Units**"), each Pfizer Unit comprising one (1) ADS (the "**Pfizer ADSs**" and, together with the Investor's ADSs, the "**Subscription ADSs**") and one (1) warrant to purchase 0.40 ADSs (the "**Pfizer Warrants**" and, together with the Investors' Warrants, the "**Subscription Warrants**"), (iv) the Company's Preliminary Prospectus Supplement, dated June 29, 2007, and the Company's Final Prospectus Supplement, dated June 29, 2007, each supplementing the Company's Registration Statement on Form F-3, as amended and supplemented (Reg. No. 333-141091), filed with the Commission on March 6, 2007, pursuant to which the sale of the Subscription ADSs and the Subscription Warrants was registered with the Commission under the Securities Act, (v) the Registration Statement on Form F-6, as amended and supplemented (Reg. No. 333-122158), pursuant to which ADSs to be issued under the Deposit Agreement were registered with the Commission under the Securities Act, and (vi) the Placement Agent Agreement, dated June 29, 2007 (the "**Placement Agent Agreement**"), by and among the Company and the Placement Agents identified therein (the "**Placement Agents**"), pursuant to which, *inter alia*, the Company has agreed to issue and the Placement Agents have agreed to accept, without registration under the Securities Act, but subject to registration rights pursuant to the terms thereof, warrants to purchase ADSs (the "**Placement Agents' Warrants**"). All capitalized terms used, but not otherwise defined, in this letter agreement (the "**Letter Agreement**") shall have the meaning assigned thereto in the Deposit Agreement.

Under (i) the Subscription Agreements, the Company has agreed to (a) sell to the Investors, and the Investors have agreed to purchase, the Investors' Units, each comprising one

(1) Investors' ADS and one (1) Investors' Warrant, (b) sell to Pfizer, and Pfizer has agreed to purchase, the Pfizer Units, each comprising one (1) Pfizer ADS and one (1) Pfizer Warrant, and (ii) the Placement Agent Agreement, the Company has agreed to issue to the Placement Agents and the Placement Agents have agreed to accept, the Placement Agents' Warrants exercisable for ADSs issued under Section 2.12 of the Deposit Agreement (the "**Restricted ADSs**"), upon the terms and subject to the conditions set forth therein, without registration under the Securities Act, but subject to registration rights pursuant to terms thereof.

The Company has instructed the Depositary to issue (a) the Investors' ADSs to the Investors, (b) the Pfizer ADSs to Pfizer, (c) ADSs to the Investors upon exercise from time to time of the Investors' Warrants, (d) ADSs to Pfizer upon exercise from time to time of the Pfizer Warrants, in each case upon confirmation of receipt by the Depositary of (i) written instructions from the Company to issue such ADSs, (ii) deposit of the corresponding number of Shares with the Custodian, (iii) ADS issuance fees of $0.04 per ADS to be issued, (iv) written delivery instructions for delivery of the ADSs to, or for the account of, the Investor or Pfizer, as applicable, and upon satisfaction of the other terms and conditions of the Deposit Agreement, and (e) Restricted ADSs upon exercise from time to time of the Placement Agents' Warrants, in each case upon receipt of confirmation by the Depositary of (i) the RADS Issuance Instructions Letter, dated July 5, 2007 (the "**Issuance Instructions Letter**") from the Company, (ii) deposit of the corresponding number of Restricted Shares with the Custodian in an account segregated from the Shares at such time held on deposit against issuance of Restricted ADSs, (iii) Restricted ADS issuance fees of $0.04 per Restricted ADS to be issued, (iv) written delivery instructions for delivery of the Restricted ADSs to, or for the account of, the applicable Placement Agent, in each case upon satisfaction of the other terms and conditions of the Deposit Agreement. The

Company wishes to enable the deposit of the applicable number of ordinary shares of the Company (the "**Restricted Shares**") to facilitate the issuance of Restricted ADSs evidenced in each case by restricted American Depositary Receipt certificates (the "**Restricted ADRs**") upon exercise by the Placement Agents at any time and from time to time between January 6, 2008 and July 5, 2012, of the Placement Agents' Warrants, in each case, under the terms of Section 2.12 of the Deposit Agreement, as supplemented by this Letter Agreement.

Pursuant to Section 6 of the Placement Agents' Warrants, the Company has agreed to file a registration statement under the Securities Act (the "Resale Registration Statement") with the Commission and cause the Resale Registration Statement to become effective upon the terms set forth therein. It is contemplated that the Restricted ADSs may be sold, transferred or otherwise disposed only (i) in connection with an effective registration statement under the Securities Act or (ii) upon receipt by the Company and the Depositary of (a) an opinion of counsel to the transferor satisfactory to the Company and the Depositary that the sale, transfer or other disposition is exempt from the registration requirements of the Securities Act and (b) such other documentation satisfactory to the Company and the Depositary. The purpose and intent of this Letter Agreement is to supplement the Deposit Agreement for the sole purpose of accommodating the issuance of (i) the Subscription ADSs and ADSs upon exercise from time to time of the Subscription Warrants and (ii) the Restricted ADSs upon exercise by the Placement Agents from time to time of the Placement Agents' Warrants, (iii) the issuance and delivery of Restricted ADRs, (iv) the transfer of the Restricted ADRs and the Restricted ADSs evidenced thereby, (v) the withdrawal of Restricted Shares and (vi) the exchange of the Restricted ADSs for ADSs.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Depositary hereby agree, as follows:

A. Issuance of Subscription ADSs and ADSs Issuable Upon Exercise of Subscription Warrants.

The Company hereby instructs the Depositary to issue (a) the Investors' ADSs to the Investors, (b) the Pfizer ADSs to Pfizer, (c) ADSs to the Investors upon exercise from time to time of the Investors' Warrants, (d) ADSs to Pfizer upon exercise from time to time of the Pfizer Warrants, in each case upon confirmation of receipt by the Depositary of (i) written instructions from the Company to issue such ADSs, (ii) deposit of the corresponding number of Shares with the Custodian, (iii) ADS issuance fees of $0.04 per ADS to be issued, (iv) written delivery instructions for delivery of the ADSs to, or for the account of, the Investor or Pfizer, as applicable, and upon satisfaction of the other terms and conditions of the Deposit Agreement,

B. Issuance of Restricted ADSs Upon Exercise of Placement Agents' Warrants.

1. **Depositary Procedures**. The Company instructs the Depositary, and the Depositary agrees, upon the terms and subject to the conditions set forth in this Letter Agreement, to (i) establish procedures to enable (x) the Company to deposit, upon the exercise by the applicable Placement Agent from time to time of the Placement Agents' Warrants in accordance with their terms, the applicable number of Restricted Shares to be represented by the corresponding number of Restricted ADSs, in each case under the terms of Section 2.12 of the Deposit Agreement, as supplemented by the terms of this Letter Agreement, (y) the transfer of the Restricted ADR(s) and the Restricted ADSs evidenced thereby and the withdrawal of the Restricted Shares represented by Restricted ADSs (to the extent such Restricted Shares are

deliverable under Australian law), and (z) the exchange of the Restricted ADSs for ADSs pursuant to the Registration Statement, in each case upon the terms, and subject to the conditions, set forth in the Deposit Agreement, as supplemented by this Letter Agreement, and (ii) issue Restricted ADR(s) evidencing such Restricted ADSs in the names of the Placement Agents and permitted transferees or assign(s) of the Placement Agents' Warrants (or their representatives) (each, a "**Buyer**") in denominations designated by the Company (not, in the aggregate, exceeding the corresponding number of Restricted Shares then held on deposit with the Custodian) and to deliver the Restricted ADR(s) evidencing the Restricted ADSs so issued to the Buyers, in each case, upon receipt of the documentation and fees contemplated in the ADS Issuance Instructions Letter.

2. **Company Assistance**. The Company agrees to (i) assist the Depositary in the establishment of procedures to enable the acceptance of the deposit by the Company of the Restricted Shares from time to time upon exercise of the Placement Agents' Warrants, the issuance of the Restricted ADSs, the issuance and delivery of the Restricted ADR(s), the transfer of the Restricted ADR(s) and the Restricted ADSs evidenced thereby, the withdrawal of the Restricted Shares and the exchange of Restricted ADSs for ADSs, (ii) take all commercially reasonable steps necessary and satisfactory to the Depositary to ensure that the acceptance of the deposit of the Restricted Shares, the issuance of Restricted ADSs, the issuance and delivery of the Restricted ADR(s), the transfer of Restricted ADR(s) and the Restricted ADSs evidenced thereby, the exchange of Restricted ADSs for ADSs, and the withdrawal of Restricted Shares (to the extent such Restricted Shares are deliverable under Australian law), in each case upon the terms and conditions set forth in the Deposit Agreement, as supplemented by this Letter Agreement, do not materially prejudice the rights of Holders and Beneficial Owners of ADSs

and do not violate the provisions of the Securities Act or any other applicable laws, (iii) deliver a copy of this Letter Agreement to each Buyer in connection with each exercise of the Placement Agents' Warrants and (iv) cause each Buyer to make the representations and acknowledgments required hereby. In furtherance of the foregoing, the Company shall (x) cause its U.S. counsel to deliver, in respect of each exercise of Placement Agents' Warrants, a legal opinion satisfactory to the Depositary addressing, *inter alia*, the following points: (1) the issuance of Restricted ADSs upon such exercise of the Placement Agents' Warrant(s) is exempt from the registration requirements of the Securities Act and the rules and regulations thereunder as interpreted by the Commission, and (2) the Company is not subject to regulation as an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (y) cause its Australian counsel to deliver an opinion to the Depositary addressing, *inter alia*, the following points: (1) this Letter Agreement has been duly executed and delivered for and on behalf of the Company by an officer of the Company duly elected or appointed and thereunto duly authorized and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms in Australia, except as may be limited by bankruptcy, insolvency, moratorium or similar laws affecting creditors' rights generally and general principles of equity, (2) all requisite permissions, consents, approvals, authorizations and orders (if any) have been obtained and all requisite filings (if any) have been made in Australia to enable the Company to enter into this Letter Agreement and for the Company, the Depositary and the Buyers to engage in the transactions contemplated herein, (3) neither this Letter Agreement nor any other document or instrument delivered by the Company to the Depositary needs to be recorded or filed with any agency or authority under Australian law, nor does any stamp or similar tax need to be paid under Australian law to ensure the legality, validity,

enforceability or admissibility into evidence of this Letter Agreement, (4) none of the terms of this Letter Agreement violate or conflict with, nor does the execution and delivery of this Letter Agreement or the consummation of the transactions contemplated herein violate or conflict with, the Constitution of the Company or any agreement to which the Company is a party or by which the Company is bound, (5) none of the terms nor the transactions contemplated by this Letter Agreement violate any law, rule, regulation, order, judgment, administrative decree or regulation of Australia or to which the Company is otherwise subject, and (6) all of the Restricted Shares to be deposited with the Depositary under the Deposit Agreement pursuant to the terms of Section 2.12 thereof and this Letter Agreement have been duly authorized and validly issued and are fully paid and nonassessable, and are free of any transfer or voting restrictions, and free of any preemptive rights (other than preemptive rights properly waived by the shareholders of the Company), and (z) complete, sign and deliver a deposit certification substantially in the form of Exhibit B hereto (the "**Deposit Certification**") by facsimile (followed by an original) to the Depositary located at 111 Wall Street, 15th Floor, Zone 8, New York, New York 10043, Attn: Broker Services, facsimile no.: (212) 825- 2029, with a copy to 388 Greenwich Street, 14th Floor, New York, New York 10013, Attn: Brian Teitelbaum, facsimile no.: (212) 816-6865. In the event a Buyer wishes to surrender one or more Restricted ADRs evidencing one or more Restricted ADSs to the Depositary for cancellation of such Restricted ADSs and receipt of the corresponding number of Restricted Shares, the Company shall cause each such Buyer to complete and sign a withdrawal certification substantially in the form of Exhibit C hereto (the "**Withdrawal Certification**") and deliver such Withdrawal Certification, accompanied by the Restricted ADR(s) evidencing the Restricted ADSs being surrendered and payment of the fees of the Depositary in the manner described in Section B.6 hereof, to the Depositary at the address,

and in the manner, set forth on Exhibit C hereto and provide the Depositary with written confirmation satisfactory to the Depositary (which may include an opinion of Australian counsel) that the Restricted Shares are eligible for delivery to such Buyer under Australian law and the Company's Constitution, by executing the Company's Acknowledgement and Representation attached thereto. In the event the Buyer wishes to deliver one or more Restricted ADRs evidencing one or more Restricted ADSs to the Depositary for the issuance and delivery of ADSs in connection with an effective Registration Statement, the Company shall provide the Depositary with written confirmation satisfactory to the Depositary, including an opinion of U.S. counsel in the form described in Section B.9 hereof that a Registration Statement is in effect as to such Buyer and cause each such Buyer to complete and sign a resale issuance certification for unrestricted ADSs substantially in the form of Exhibit D hereto (the "**Resale Issuance Certification**") and to deliver such Resale Issuance Certification, accompanied by the Restricted ADR(s) evidencing the Restricted ADSs being surrendered in connection with the issuance and delivery of ADSs, together with payment of the fees of the Depositary in the manner described in Section B.9 hereof, to the Depositary at the address, and in the manner, set forth on Exhibit D hereto.

3. **Limitations on Issuance of Restricted ADSs**. The Company hereby instructs the Depositary, and the Depositary agrees upon the terms, and subject to the conditions, set forth in this Letter Agreement, to issue and to deliver to a Buyer, upon the exercise of the Placement Agents' Warrants, Restricted ADR(s) evidencing the applicable number of Restricted ADSs designated by the Company (not, in the aggregate, exceeding the corresponding number of Restricted Shares being deposited at any time) upon receipt of (i) confirmation of the due deposit by the Company with the Custodian of the applicable number of Restricted Shares provided for

below, (ii) the opinions of U.S. and Australian counsel identified in Section B.2 hereof, (iii) the corresponding Deposit Certifications set forth in Exhibit B hereto, and (iv) payment by wire transfer to the Depositary's account (ABA # 021000089, Citibank New York, Attn.: CitiADR Department, RE: pSivida RADR Issuance, A/C# 3685-9028) of a Restricted ADS issuance fee of $0.04 per Restricted ADS issued, together with all applicable taxes and expenses otherwise payable under the terms of the Deposit Agreement for the deposit of Shares and issuance of ADSs (including, without limitation, confirmation that any Australian stock transfer taxes in respect of such deposit (if any) have been paid). The Restricted ADSs issued upon the deposit of Restricted Shares shall be separately identified on the books of the Depositary under separate CUSIP number and the Restricted Shares shall be held separate and distinct from the other Deposited Securities held by the Custodian in respect of the ADSs issued under the Deposit Agreement that are not Restricted ADSs. Neither the Restricted Shares nor the Restricted ADSs shall be eligible for "*Pre-Release Transactions*" described in Section 5.10 of the Deposit Agreement. The Restricted ADSs shall not be eligible for inclusion in any book-entry settlement system, including, without limitation, The Depository Trust Company, and shall not in any way be fungible with the other ADSs issued under the terms of the Deposit Agreement that are not Restricted ADSs (except upon the terms and conditions set forth in Section B.9 hereof). Nothing contained in this Letter Agreement shall in any way be deemed to obligate the Depositary, or to give authority to the Depositary, to accept any Shares (other than the Restricted Shares described herein) for deposit under the terms hereof.

4. **Stop Transfer Notation and Legend**. The books of the Depositary shall identify the Restricted ADSs as "restricted" and shall contain a "stop transfer" notation to that

effect. The Restricted ADR(s) shall contain the following legends:

"THE ADSs REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). SUCH ADSs MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM. PSIVIDA LIMITED (THE "COMPANY") MAY REQUIRE AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT THAT A PROPOSED TRANSFER OR SALE IS IN COMPLIANCE OF THE ACT.

THIS RESTRICTED AMERICAN DEPOSITARY RECEIPT HAS BEEN ISSUED PURSUANT, AND IS SUBJECT, TO THE TERMS OF THE LETTER AGREEMENT, DATED AS OF JULY 5, 2007 (THE "LETTER AGREEMENT"), BY AND BETWEEN THE DEPOSITARY AND THE COMPANY.

THE DEPOSITARY SHALL NOT AT ANY TIME REGISTER THE TRANSFER OF THIS RESTRICTED ADR OR THE RESTRICTED ADSs EVIDENCED HEREBY UNLESS IT HAS RECEIVED A SATISFACTORY OPINION OF COUNSEL THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OR A WRITTEN CERTIFICATION THAT (X) SUCH SALE WAS MADE IN ACCORDANCE WITH AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT COVERING SUCH SALE AND (Y) ALL APPLICABLE PROSPECTUS DELIVERY REQUIREMENTS HAVE BEEN SATISFIED. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTIONS PROVIDED BY RULE 144, RULE 144A OR REGULATION S UNDER THE SECURITIES ACT FOR RESALE OF THE RESTRICTED SHARES OR THE RESTRICTED ADSs.

THE DEPOSITARY SHALL NOT AT ANY TIME CANCEL THIS RESTRICTED ADR OR THE RESTRICTED ADSs EVIDENCED HEREBY FOR THE PURPOSE OF WITHDRAWAL OF THE RESTRICTED SHARES REPRESENTED BY THE RESTRICTED ADSs EVIDENCED HEREBY UNLESS IT SHALL HAVE RECEIVED WRITTEN CONFIRMATION SATISFACTORY TO THE DEPOSITARY (WHICH MAY INCLUDE AN OPINION OF AUSTRALIAN COUNSEL) THAT THE RESTRICTED SHARES ARE ELIGIBLE FOR DELIVERY UNDER AUSTRALIAN LAW, A SIGNED WITHDRAWAL CERTIFICATION (AS DEFINED AND IN THE FORM PRESENTED IN THE LETTER AGREEMENT) AND THE FEES APPLICABLE TO CANCELLATION OF ADSs UNDER THE DEPOSIT AGREEMENT, AS SUPPLEMENTED BY THE LETTER AGREEMENT."

5. **Limitations on Transfer of Restricted ADSs**. The Restricted ADR(s), and the Restricted ADSs evidenced thereby, shall be transferable by the Holder thereof, in transactions other than those described in Section B.9 hereof, only upon delivery to the Depositary of (i) all documentation otherwise contemplated by the Deposit Agreement, (ii) an opinion of the applicable Holder's U.S. counsel reasonably satisfactory to the Depositary stating that, *inter alia*, the requested transfer is in accordance with the conditions upon which the Restricted ADR(s) are, and the Restricted ADSs evidenced thereby are, transferable by the Holder thereof under applicable securities laws and the transfer restrictions contained in the legend set forth on the Restricted ADR(s) presented for transfer, and (iii) payment of all standard fees related to the transfer of an ADR(s) under the Deposit Agreement.

6. **Limitations On Cancellation of Restricted ADSs and Withdrawal of Restricted Shares**. The Company instructs the Depositary, and the Depositary agrees, not to release any Restricted Shares nor cancel any Restricted ADSs upon presentation to it of Restricted ADR(s) for the purpose of withdrawing the underlying Restricted Shares, unless (w) all of the conditions applicable to the withdrawal of Shares from the depositary receipts facility created pursuant to the terms of the Deposit Agreement have been satisfied, and (x) the Depositary has received written confirmation from the Company satisfactory to the Depositary (which may include an opinion of Australian counsel) that the Restricted Shares are eligible for delivery to the withdrawing Buyer under Australian law, (y) payment by the withdrawing Buyer by wire transfer to the Depositary's account (ABA # 021000089, Citibank New York, Attn.: CitiADR Department, RE: pSivida RADR Issuance, A/C# 3685-9028) of a deposited securities withdrawal fee of $0.04 per Restricted ADS surrendered and taxes and expenses otherwise payable under the terms of the Deposit Agreement upon the withdrawal of Shares upon surrender

of ADSs (including, without limitation, confirmation that any Australian stock transfer taxes in respect of such deposit (if any) have been paid) and (z) a duly completed and signed Withdrawal Certification from the person requesting the withdrawal of the Restricted Shares.

7. **Payment of Fees and Expenses of the Depositary**. The Company has agreed with the Depositary to pay the expenses of the Depositary, including legal expenses of the Depositary, incurred in connection with the transactions contemplated under the Placement Agent Agreement.

Notwithstanding anything to the contrary in the Placement Agent Agreement, the Company and the Depositary have agreed that the Depositary's fees for issuance of Restricted ADSs shall be $0.04 per Restricted ADS issued.

8. **Fungibility**. Except as contemplated in the Deposit Agreement and this Letter Agreement and except as required by applicable law, the Restricted ADR(s) and the Restricted ADSs evidenced thereby shall, to the maximum extent permitted by law and to the maximum extent practicable, be treated as ADR(s) and ADSs issued and outstanding under the terms of the Deposit Agreement that are not "Restricted ADR(s)" and "Restricted ADSs," respectively, on terms not less favorable than those afforded to such ADR(s) and ADSs. Nothing contained herein shall obligate the Depositary to treat Holders of Restricted ADR(s) on terms more favorable than those accorded to Holders of ADRs under the Deposit Agreement.

9. **Resales Pursuant to the Registration Statement**.

Provided the Depositary has received (x) an opinion of U.S. counsel satisfactory to the Depositary that addressing the following points: (1) a Registration Statement has been declared effective under the Securities Act, and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued

and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (2) the Company is not subject to regulation as an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and (3) the proposed resale by each of such Buyer is covered by such Registration Statement, (y) a properly completed and duly executed Resale Issuance Certification, and (z) a fee of $0.04 per Restricted ADS (or fraction thereof) surrendered for cancellation and for the subsequent issuance of the corresponding number of ADSs, the Depositary shall take all actions necessary to remove any distinctions previously existing between the applicable Restricted ADSs and the ADSs that are not Restricted ADSs, including, without limitation, by (i) causing the Custodian to transfer the applicable number of Restricted Shares into the account for the Deposited Securities in respect of the ADSs that are not Restricted ADSs, (ii) removing the stop transfer notations on its records in respect of the relevant ADSs previously identified as Restricted ADSs, and (iii) removing the legends from the Restricted ADR(s) identified in Section B.4 above. The Depositary will no longer treat the applicable Restricted ADSs as "Restricted ADSs" under the terms of the Deposit Agreement upon the Depositary's receipt of the documentation set forth above.

10. **Representations and Warranties**. The Company hereby represents and warrants that (a) the Restricted Shares to be deposited by the Company upon the exercise of the Placement Agents' Warrants by a Buyer will be validly issued, fully paid and non-assessable, and free of any statutory preemptive rights of the holders of outstanding Shares, (b) the Company is not and will not be at the time of deposit prohibited from depositing the Restricted Shares with the Custodian as a result of any agreement to which the Company is a party or is bound, and (c) the Restricted Shares to be deposited upon the exercise of the Placement Agents' Warrants by the Company will rank *pari passu,* in all respects, including, without limitation, as to trading

(subject to the operation of the Corporations Act 2001 (Cth) in relation to the sale of securities issued in Australia without a disclosure document), settlement, distributions, liquidation and preemptive rights, to the issued and outstanding Shares that are on deposit under the Deposit Agreement. Such representations and warranties shall be true and correct as of, and shall survive, the deposit of the Restricted Shares, the issuance of Restricted ADSs, and the issuance and delivery of Restricted ADR(s).

11. **Indemnity**. The Company and the Depositary acknowledge and agree that the indemnification provisions under Section 5.8 of the Deposit Agreement shall apply to the actions taken by the Depositary in reliance upon the representations and warranties of the Company set forth herein and the acceptance of Restricted Shares for deposit, the issuance of Restricted ADSs, the issuance and delivery of Restricted ADR(s), the transfer of Restricted ADR(s) and the Restricted ADSs evidenced thereby, the withdrawal of Restricted Shares, the exchange of the Restricted ADSs into ADSs, the removal of the stop transfer notations on its records and the removal of the legend from the Restricted ADR(s) in connection with the exercise of the Placement Agents' Warrants, in each case, when such exercise shall have taken place and upon the terms set forth herein, as well as to any other acts performed or omitted by the Depositary as contemplated by this letter agreement.

This letter agreement shall be interpreted and all rights hereunder shall be governed by the laws of the State of New York without regards to the principles of conflicts of law thereof.

The Company and the Depositary have caused this letter agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

PSIVIDA LIMITED

By: /s/ Michael J. Soja
Name: Michael Soja
Title: Vice President, Finance and Chief Financial Officer

CITIBANK, N.A.

By: ______________________________
Name: Paul Martin
Title: Vice President

EXHIBIT LIST

A. (i) Investors Subscription Agreement
(ii) Pfizer Subscription Agreement
(iii) Placement Agent Agreement
(iv) Final Prospectus Supplement
B. Deposit Certification
C. Withdrawal Certification
D. Issuance Certification

The Company and the Depositary have caused this letter agreement to be executed and delivered on their behalf by their respective officers thereunto duly authorized as of the date set forth above.

PSIVIDA LIMITED

By: ______________________
Name: Michael Soja
Title: Vice President, Finance and Chief Financial Officer

CITIBANK, N.A.

By: [signature]
Name: Paul Martin
Title: Vice President

EXHIBIT LIST

A. (i) Investors Subscription Agreement
(ii) Pfizer Subscription Agreement
(iii) Placement Agent Agreement
(iv) Final Prospectus Supplement
B. Deposit Certification
C. Withdrawal Certification
D. Issuance Certification

EXHIBIT B
to
Letter Agreement, dated as of July 5, 2007
(the "Letter Agreement"), by and between
pSivida Limited and Citibank, N.A.

DEPOSIT CERTIFICATION

Citibank, N.A., as Depositary
c/o Agency & Trust Department
111 Wall Street, 15th Floor / Zone 8
New York, New York 10043
Attn.: Broker Services
Facsimile: (212) 825-2029

pSivida Limited
Level 12 BGC Centre
28 The Esplanade
Perth, WA 6000
Australia

pSivida Limited
400 Pleasant Street
Watertown, MA 02472
United States of America

Re: pSivida Limited Restricted ADSs

Reference is hereby made to (i) the Deposit Agreement, dated as of January 24, 2005 (the "Deposit Agreement"), by and among pSivida Limited (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders and Beneficial Owners of American Depositary Shares (the "ADSs") evidenced by American Depositary Receipts (the "ADRs") issued thereunder, and (ii) the Letter Agreement, dated as of July 5, 2007 (the "Letter Agreement"), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Letter Agreement or the Deposit Agreement, as applicable.

1. The undersigned represents and warrants that (a) the Restricted Shares to be deposited for the purpose of the issuance of the Restricted ADSs are validly issued, fully paid and non-assessable, and free of any statutory preemptive rights of the holders of outstanding Shares, (b) the undersigned is not prohibited from depositing the Restricted Shares with the Custodian on account of any regulation, contractual undertaking or any limitation to any

undertaking, and (c) the Restricted Shares being deposited by the undersigned for the issuance of the Restricted ADSs rank *pari passu*, in all respects, including, without limitation, as to distributions, liquidation, voting and preemptive rights, and will rank *pari passu* as to trading and settlement to the issued and outstanding Shares that are on deposit under the Deposit Agreement. Such representations and warranties shall be true and correct as of, and shall survive, the deposit of the Restricted Shares, the issuance of Restricted ADSs, and the issuance and delivery of Restricted ADR(s).

2. The undersigned agrees and acknowledges that, prior to the issuance of the Restricted ADSs, the undersigned shall pay to the Depositary by wire transfer to the Depositary's account (ABA # 021000089, Citibank New York, Attn.: CitiADR Department, RE: pSivida RADR Issuance, A/C# 3685-9028, all applicable fees of the Depositary (as set forth on Exhibit B to the Deposit Agreement), including, without limitation, an issuance fee of $0.04 per Restricted ADS issued, payable in connection with the issuance and delivery of the Restricted ADSs.

3. The undersigned further agrees and acknowledges that the Depositary will rely upon the truth and accuracy of the foregoing certifications and agrees that if any of the certifications made herein are no longer accurate, it shall promptly notify the Depositary.

4. The undersigned further agrees and acknowledges, and has informed each Holder named below, that the Depositary shall have no obligation, and shall incur no liability for its failure, to withhold or report any amounts in connection with any applicable Australian or U.S. tax law.

5. The undersigned acknowledges that (i) it has provided each Holder named below with a copy of the Deposit Agreement and Letter Agreement, respectively (ii) it has informed each Holder that copies of the Deposit Agreement and the Letter Agreement are available for inspection at the principal office of the Depositary, located at 388 Greenwich Street, 14th Floor, New York, New York 10013, Attn: ADR Department, and (iii) each Holder named below agrees to be bound by the terms of the Restricted ADR(s), the Deposit Agreement and Letter Agreement, respectively.

[The remainder of this page is intentionally left blank.]

6. The undersigned hereby requests that the Depositary, following confirmation of receipt by the Custodian of the deposit of

[NUMBER]
Restricted Shares,

issue Restricted ADR(s) evidencing an aggregate of

[NUMBER]

Restricted ADSs (CUSIP No.: ______________)

in the name of the Holder and in the corresponding denomination set forth below and deliver such Restricted ADR(s) evidencing the Restricted ADSs so issued to the Holder at the applicable address:

Name of Holder	Address of Holder and Telephone Number	Number of Restricted ADSs to be Issued to Holder

PSIVIDA LIMITED

By:________________________________
Name:
Title:
Date:

EXHIBIT C
to
Letter Agreement, dated as of July 5, 2007
(the "Letter Agreement"), by and between
pSivida Limited and Citibank, N.A.

WITHDRAWAL CERTIFICATION

[DATE]

pSivida Limited
Level 12 BGC Centre
28 The Esplanade
Perth, WA 6000
Australia

pSivida Limited
400 Pleasant Street
Watertown, MA 02472
United States of America

By Hand

Citibank, N.A.
Agency & Trust Department
111 Wall Street, 15th Floor / Zone 8
New York, New York 10043
Attn.: Margie Beckman

By Mail

Citibank, N.A., Agency & Trust Department
111 Wall Street, 15th Floor, Zone 8
New York, New York
Zip Code for Registered and Regular Mail: 10043
Zip Code for Overnight Mail: 10005
Attn: Margie Beckman

Re: pSivida Limited Restricted ADSs

Dear Sirs:

Reference is hereby made to (i) the Deposit Agreement, dated as January 24, 2005 (the "Deposit Agreement"), by and among pSivida Limited (the "Company"), Citibank, N.A., as

Depositary (the "Depositary"), and all Holders and Beneficial Owners of American Depositary Shares (the "ADSs") evidenced by American Depositary Receipts (the "ADRs") issued thereunder, and (ii) the Letter Agreement, dated as of July 5, 2007 (the "Letter Agreement"), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Letter Agreement or the Deposit Agreement, as applicable.

This Withdrawal Certification is being furnished in connection with the withdrawal of Restricted Shares upon surrender of the Restricted ADR(s) evidencing Restricted ADSs to the Depositary.

A. We certify that either:

(i) We are the beneficial owner of the Restricted ADSs and we have sold or otherwise transferred, or agreed to sell or otherwise transfer and at or prior to the time of withdrawal will have sold or otherwise transferred, the Restricted ADSs or the Restricted Shares (i) to a person other than a U.S. person (as defined in Regulation S under the Securities Act) located outside of the United States (as defined in Regulation S under the Securities Act) in a transaction complying with the requirements of Regulation S under the Securities Act, (ii) in accordance with Rule 144 under the Securities Act, if available, or (iii) pursuant to an effective registration statement under the Securities Act covering such sale or transfer;

OR

(ii) We are the beneficial owner of the Restricted ADSs or will be the beneficial owner of the Restricted Shares upon withdrawal, and, accordingly, we agree that (x) we will not offer, sell, pledge or otherwise transfer the Restricted Shares except (i) to a person other than a U.S. person (as defined in Regulation S under the Securities Act) located outside of the United States (as defined in Regulation S under the Securities Act) in a transaction complying with the requirements of Regulation S under the Securities Act, (ii) in accordance with Rule 144 under the Securities Act, if available, or (iii) pursuant to an effective registration statement under the Securities Act covering such offer, sale, pledge or transfer, and (y) we will not deposit or cause to be deposited such Restricted Shares into any depositary receipt facility established or maintained by a depositary bank in the United States (including any such facility maintained by the Depositary).

B. We acknowledge that the Company and the Depositary will rely upon the truth and accuracy of the foregoing certifications and agree that if any of the certifications made by us herein are no longer accurate, we shall promptly notify the Depositary.

C. We agree and acknowledges that, prior to the issuance of the Restricted Shares upon surrender of the Restricted ADSs, the undersigned shall pay to the Depositary (by wire transfer to the

Depositary's account (ABA # 021000089, Citibank New York, Attn.: CitiADR Department, RE: pSivida RADR Issuance, A/C# 3685-9028, all applicable fees of the Depositary (as set forth on Exhibit B to the Deposit Agreement), including, without limitation, a withdrawal fee of $0.04 per Restricted ADS surrendered, payable in connection with the delivery of the Restricted Shares.

D. We have confirmed with the Company that the Restricted Shares are deliverable to the undersigned by means of the signed acknowledgement below.

Very truly yours,

____

[NAME OF SURRENDERING HOLDER]
Name:
Title:
Date:

Company Acknowledgement and Representations

In connection with the surrender of Restricted ADSs and requested withdrawal of Restricted Shares by the person named above, we hereby acknowledge receipt of this Withdrawal Certification and represent that the Restricted Shares to be released upon cancellation of the Restricted ADSs surrendered hereby are freely deliverable under Australian law and the Constitution of the Company.

PSIVIDA LIMITED

By:__________________________________
Name:
Title:
Date:

EXHIBIT D
to
Letter Agreement, dated as of July 5, 2007
(the "Letter Agreement"), by and between
pSivida Limited and Citibank, N.A.

RESALE ISSUANCE CERTIFICATION FOR UNRESTRICTED ADSs

[DATE]

pSivida Limited
Level 12 BGC Centre
28 The Esplanade
Perth, WA 6000
Australia

pSivida Limited
400 Pleasant Street
Watertown, MA 02472
United States of America

By Hand

Citibank, N.A., as Depositary
c/o Agency & Trust Department
111 Wall Street, 15th Floor / Zone 8
New York, New York 10043
Attn.: Margie Beckman

By Mail

Citibank, N.A., Agency & Trust Department
111 Wall Street, 15th Floor, Zone 8
New York, New York
Zip Code for Registered and Regular Mail: 10043
Zip Code for Overnight Mail: 10005
Attn: Margie Beckman

Re: pSivida Limited Restricted ADSs

Ladies and Gentlemen:

Reference is hereby made to (i) the Deposit Agreement, dated as of January 24, 2005, as amended and supplemented (the "Deposit Agreement"), by and among pSivida Limited (the "Company"), Citibank, N.A., as Depositary (the "Depositary"), and all Holders and Beneficial Owners of American Depositary Shares (the "ADSs") evidenced by American

Depositary Receipts (the "ADRs") issued thereunder, and (ii) the Letter Agreement, dated as of July 5, 2007 (the "Letter Agreement"), by and between the Company and the Depositary. Capitalized terms used but not defined herein shall have the meanings given to them in the Letter Agreement or the Deposit Agreement, as applicable.

This Resale Issuance Certification for Unrestricted ADSs is being provided in connection with our request to the Depositary to exchange the Restricted ADR(s) evidencing the Restricted ADSs and enclosed herewith for issuance and delivery of the ADSs to the purchaser identified below.

A. The undersigned hereby certifies that:

1. the sale of ADSs by me to the purchaser(s) is registered under, and the terms of such sale of ADSs are contemplated and described in an effective registration statement filed with the Commission (the "Registration Statement");

2. to my knowledge the purchaser of the ADSs was not, at the time of the purchase of such ADSs, and will not be, at the time of the delivery of such ADSs to the purchaser, an Affiliate of the Company or a person acting on behalf of such an Affiliate;

3. I am a "Selling Stockholder" as provided for, and my contact information and beneficial ownership information are properly identified, in the Registration Statement, and I am engaging in the sale upon the terms, and in compliance with all conditions, described in the Registration Statement;

4. to my knowledge no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued (or with respect to any reports incorporated therein by reference, under the Exchange Act) and no proceedings for that purpose have been instituted or are pending or contemplated by the Commission under the Securities Act;

5. I have made delivery, or will concurrently with the sale to the purchaser, make delivery, to the purchaser(s) of a prospectus in accordance with, and in full compliance with, the applicable requirements under the Securities Act (and the regulations thereunder);

6. I have not been advised by the Company that the sale by me of the ADSs to the purchaser(s) is restricted by the Company on account of any "black-out" periods as a result of U.S. or Australian regulation or course of practice; and

7. (a) the Shares represented by the Restricted ADSs currently held by me, and which will be represented by the ADSs upon the issuance thereof to the purchaser(s) are validly issued, fully paid and non-assessable, and free of any preemptive rights, (b) the Shares which will be represented by ADSs upon issuance thereof to the purchaser(s) rank *pari passu*, in all respects, including, without limitation, as to trading, settlement, distributions, liquidation and preemptive rights, to the issued and outstanding Shares, and (c) I am the legal and beneficial owner of the Restricted ADSs surrendered herewith and of the Shares

represented thereby and such Restricted ADSs and the Shares are free and clear of any lien, security interest, option or other charge or encumbrance (other than the restrictions set forth in the Deposit Agreement and the Letter Agreement).

B. The undersigned hereby requests that the Depositary: (i) accept, for the issuance of ADSs, the surrender of

Restricted ADR(s) Certificate Number(s):

____

evidencing

____

Restricted ADSs (CUSIP No.: ____________), and

(ii) following (x) confirmation of receipt by the Depositary of the surrender of the Restricted ADR(s) provided for in (i) above, and (y) the Company's acknowledgements and representations below, issue and deliver "free" the following number of ADSs:

____

(CUSIP No.: 74439M 10 7)

to the purchaser at the following address:

1. If ADSs are to be issued and delivered by means of book-entry transfer:

Name of DTC Participant:	
DTC Participant Account No.:	
Account No. for Purchaser at DTC Participant (f/b/o information):	
Onward Delivery instructions to Purchaser:	
Contact person at DTC Participant:	
Daytime Telephone Number of contact person at DTC Participant:	

2. If ADSs are to be issued delivered in the form of an ADR certificate:

Name of Purchaser:	
Street Address:	
City, State, and Country:	
Nationality:	
Social Security or Tax Identification Number:	

C. The undersigned agrees and acknowledges that, prior to the issuance of the ADSs requested in Section B(ii) above, it shall pay to the Depositary (by wire transfer to the Depositary's account (ABA # 021000089, Citibank New York, Attn.: CitiADR Department, RE: pSivida RADR Issuance, A/C# 3685-9028, all applicable fees of the Depositary (as set forth on Exhibit B to the Deposit Agreement), including, without limitation, a cancellation and issuance fee of $0.04 per Restricted ADS cancelled and ADS issued, payable in connection with the issuance and delivery of the ADSs.

D. The undersigned further agrees and acknowledges that the Company and the Depositary will rely upon the truth and accuracy of the foregoing certifications and agrees that if any of the certifications made herein are no longer accurate, it shall promptly notify the Depositary.

Very truly yours,

____

[NAME]
[TITLE]
[DATE]